                                                            EXHIBIT 99.2

                          ROV LIMITED AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)



                                      INDEX

                                                                            Pages

Financial Statements:

Condensed Consolidated Balance Sheets
June 25, 1999 (Unaudited) and December 31, 1998                             F-2

Condensed Consolidated Statements of Operations
Six Months Ended June 25, 1999 and
June 26, 1998 (Unaudited)                                                   F-3

Condensed Consolidated Statements of Operations
Nine Months Ended June 25, 1999 and
June 26, 1998 (Unaudited)                                                   F-4

Condensed Consolidated Statements of Cash Flows
Six Months Ended June 25, 1999 and
June 26, 1998 (Unaudited)                                                   F-5

Condensed Consolidated Statements of Cash Flows
Nine Months Ended June 25, 1999 and
June 26, 1998 (Unaudited)                                                   F-6

Notes to Condensed Consolidated Financial Statements
(Unaudited)                                                                 F-7 to F-9


                          ROV LIMITED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
       (In thousands of U.S. dollars, except par value and share amounts)


                                                                                      June 25,            December 31,
                                                                                        1999                  1998
                                                                                   ---------------       ----------------
                                                                                    (Unaudited)
                                     ASSETS

Current assets:
     Cash and cash equivalents                                                   $         12,596      $          12,125
     Short-term investments                                                                   500                  1,500
     Accounts receivable, net                                                              14,561                 18,380
     Inventories                                                                           14,911                 14,715
     Prepaid expenses and other current assets                                              1,172                    968
                                                                                   ---------------       ----------------
        Total current assets                                                               43,740                 47,688
                                                                                   ---------------       ----------------

Property, plant and equipment, net                                                         16,059                 14,011
Other assets                                                                                1,150                  1,359
                                                                                   ---------------       ----------------

        Total assets                                                             $         60,949      $          63,058
                                                                                   ---------------       ----------------
                                                                                   ---------------       ----------------


              LIABILITIES, PREFERRED STOCK AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                            $          4,988      $           8,002
     Accrued expenses and other current liabilities                                         6,078                  5,885
     Loans payable, current portion                                                         6,294                  7,658
     Deferred income taxes,                                                                   240                    566
     current
                                                                                   ---------------       ----------------
        Total current liabilities                                                          17,600                 22,111
                                                                                   ---------------       ----------------

Accrued service and severance indemnities                                                   3,374                  3,255
Loans payable, long term                                                                        9                     19
Deferred income taxes, noncurrent                                                              75                    130
Other liabilities                                                                             433                    479
Minority interest in subsidiaries                                                           3,681                  3,877
                                                                                   ---------------       ----------------
        Total liabilities                                                                  25,172                 29,871
                                                                                   ---------------       ----------------

Mandatorily redeemable preferred stock                                                      2,759                  2,759
                                                                                   ---------------       ----------------

Shareholders' equity:
     Common stock:
        Class A; $66.67 par value; 90,000 shares authorized;
          79,200 shares issued and outstanding                                              5,280                  5,280
        Class E; $5.00 par value; 1,200,000 shares authorized;
          706,757 shares issued and outstanding                                             3,534                  3,534
     Retained earnings                                                                     24,204                 21,614
                                                                                   ---------------       ----------------
        Total shareholders' equity                                                         33,018                 30,428
                                                                                   ---------------       ----------------

        Total liabilities, preferred stock and shareholders' equity              $         60,949      $          63,058
                                                                                   ---------------       ----------------
                                                                                   ---------------       ----------------


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                          ROV LIMITED AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE PERIODS FROM JANUARY 1, 1999 THROUGH JUNE 25, 1999 AND
                   FROM JANUARY 1, 1998 THROUGH JUNE 26, 1998
       (In thousands of U.S. dollars, except share and per share amounts)
                                   (Unaudited)


                                                                                       1999                 1998
                                                                                  ---------------       --------------

Net sales                                                                       $         43,687      $        45,869
                                                                                  ---------------       --------------

Cost and operating expenses:
     Cost of sales                                                                        25,081               27,377
     Selling and distribution                                                              4,922                5,113
     Advertising and promotion                                                             1,483                1,374
     Administrative and general                                                            5,074                4,998
                                                                                  ---------------       --------------

        Total costs and operating expenses                                                36,560               38,862
                                                                                  ---------------       --------------

        Operating income                                                                   7,127                7,007
                                                                                  ---------------       --------------

Other income (expenses):
     Interest income                                                                         359                  368
     Interest expense                                                                      (599)                (498)
     Commission, royalty and technical assistance                                           (28)                  101
     Currency translation                                                                     92                (557)
     Other                                                                                   242                 (57)
                                                                                  ---------------       --------------

        Total other income (expenses), net                                                    66                (643)
                                                                                  ---------------       --------------

        Income before income taxes and minority interest
            in earnings of subsidiaries                                                    7,193                6,364

Provision for income taxes                                                               (1,718)              (1,441)
                                                                                  ---------------       --------------

        Income before minority interest in earnings of subsidiaries                        5,475                4,923

Minority interest in earnings of subsidiaries                                              (998)                (923)
                                                                                  ---------------       --------------

Net income                                                                      $          4,477      $         4,000
                                                                                  ---------------       --------------
                                                                                  ---------------       --------------

Basic and diluted earnings per share                                            $           5.70      $          4.80
                                                                                  ---------------       --------------

Weighted average common shares outstanding - basic and diluted                           785,957              785,957
                                                                                  ---------------       --------------
                                                                                  ---------------       --------------


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                          ROV LIMITED AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        FOR THE PERIODS FROM SEPTEMBER 25, 1998 THROUGH JUNE 25, 1999 AND
                  FROM SEPTEMBER 26, 1997 THROUGH JUNE 26, 1998
       (In thousands of U.S. dollars, except share and per share amounts)
                                   (Unaudited)


                                                                                       1999                 1998
                                                                                  ---------------       --------------

Net sales                                                                       $         73,339      $        72,699
                                                                                  ---------------       --------------

Cost and operating expenses:
     Cost of sales                                                                        42,504               43,746
     Selling and distribution                                                              8,196                8,106
     Advertising and promotion                                                             2,260                1,936
     Administrative and general                                                            8,240                7,145
                                                                                  ---------------       --------------

        Total costs and operating expenses                                                61,200               60,933
                                                                                  ---------------       --------------

        Operating income                                                                  12,139               11,766
                                                                                  ---------------       --------------

Other income (expenses):
     Interest income                                                                         736                  471
     Interest expense                                                                       (990)                (723)
     Commission, royalty and technical assistance                                             47                  366
     Currency translation                                                                    260                 (524)
     Other                                                                                   134                 (622)
                                                                                  ---------------       --------------

        Total other income (expenses), net                                                   187               (1,032)
                                                                                  ---------------       --------------

        Income before income taxes and minority interest
            in earnings of subsidiaries                                                   12,326               10,734

Provision for income taxes                                                                (2,732)              (2,144)
                                                                                  ---------------       --------------

        Income before minority interest in earnings of subsidiaries                        9,594                8,590

Minority interest in earnings of subsidiaries                                             (1,772)              (1,436)
                                                                                  ---------------       --------------

Net income                                                                      $          7,822      $         7,154
                                                                                  ---------------       --------------
                                                                                  ---------------       --------------

Basic and diluted earnings per share                                            $           9.74      $          8.81
                                                                                  ---------------       --------------

Weighted average common shares outstanding - basic and diluted                           785,957              785,957
                                                                                  ---------------       --------------
                                                                                  ---------------       --------------


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                          ROV LIMITED AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE PERIODS FROM JANUARY 1, 1999 THROUGH JUNE 25, 1999 AND
                   FROM JANUARY 1, 1998 THROUGH JUNE 26, 1998
                         (In thousands of U.S. dollars)
                                   (Unaudited)


                                                                                    1999               1998
                                                                                -------------       ------------

Cash flows from operating activities:
     Net income                                                                 $      4,477      $       4,000
     Adjustments to reconcile net income to net cash
          provided by operating activities:
        Depreciation                                                                     867                959
        Gain on sale of property and equipment                                           (31)              (120)
        (Gain) loss from currency translation and devaluation                            (92)               557
        Decrease in deferred income taxes                                               (381)              (125)
        Minority interest in earnings of subsidiaries                                    998                923
     Changes in operating assets and liabilities:
        (Increase) decrease in:
           Accounts receivable, net                                                    3,870              1,518
           Inventories                                                                  (174)            (4,651)
           Prepaid expenses and other current assets                                    (204)               189
           Other assets                                                                  209                  8
        (Decrease) increase in:
           Accounts payable                                                           (2,990)            (1,299)
           Accrued expenses and other current liabilities                                353                947
           Other liabilities                                                              73               (118)
                                                                                -------------       ------------

                          Net cash provided by operating activities                    6,975              2,788
                                                                                -------------       ------------

Cash flows from investing activities:
     Decrease (increase) in short-term investments, net                                1,000               (147)
     Purchases of property, plant and equipment                                       (3,440)            (1,386)
     Proceeds from sales of property, plant and equipment                                556                277
                                                                                -------------       ------------

                          Net cash used in investing activities                       (1,884)            (1,256)
                                                                                -------------       ------------

Cash flows from financing activities:
     Proceeds from loans                                                                 657              2,026
     Repayment of loans                                                               (2,031)              (274)
     Distribution to minority shareholders of subsidiaries                            (1,194)              (284)
     Preferred stock redemptions                                                           0               (369)
     Dividends paid                                                                   (2,052)            (1,569)
                                                                                -------------       ------------

                          Cash flows used in financing activities                     (4,620)              (470)
                                                                                -------------       ------------

Net increase in cash and cash equivalents                                                471              1,062
Cash and cash equivalents at beginning of period                                      12,125              6,961
                                                                                -------------       ------------

Cash and cash equivalents at end of period                                            12,596      $       8,023
                                                                                -------------       ------------
                                                                                -------------       ------------


          The accompanying notes are an integral part of the condensed consolidated financial statements.

                          ROV LIMITED AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE PERIODS FROM SEPTEMBER 25, 1998 THROUGH JUNE 25, 1999 AND
                  FROM SEPTEMBER 26, 1997 THROUGH JUNE 26, 1998
                         (In thousands of U.S. dollars)
                                   (Unaudited)


                                                                                      1999               1998
                                                                                  -------------       ------------

Cash flows from operating activities:
     Net income                                                                 $        7,822      $       7,154
     Adjustments to reconcile net income to net cash
          provided by operating activities:
        Depreciation                                                                     2,020              1,537
        Gain on sale of property and equipment                                              (8)              (114)
        (Gain) loss from currency translation and devaluation                             (260)               524
        (Decrease) increase in deferred income taxes                                      (412)               227
        Minority interest in earnings of subsidiaries                                    1,772              1,436
     Changes in operating assets and liabilities:
        (Increase) decrease in:
           Accounts receivable, net                                                      2,439             (2,426)
           Inventories                                                                   1,029             (3,454)
           Prepaid expenses and other current assets                                      (179)               (78)
           Other assets                                                                    183                (49)
        (Decrease) increase in:
           Accounts payable                                                             (2,169)              (908)
           Accrued expenses and other current liabilities                                  748                117
           Other liabilities                                                               350              1,087
                                                                                  -------------       ------------

                          Net cash provided by operating activities                     13,335              5,053
                                                                                  -------------       ------------

Cash flows from investing activities:
     Decrease (increase) in short-term investments, net                                  1,245               (751)
     Purchases of property, plant and equipment                                         (5,373)            (2,013)
     Proceeds from sales of property, plant and equipment                                  758                600
                                                                                  -------------       ------------

                          Net cash used in investing activities                         (3,370)            (2,164)
                                                                                  -------------       ------------

Cash flows from financing activities:
     Proceeds from loans                                                                 1,831              2,493
     Repayment of loans                                                                 (2,413)              (605)
     Distribution to minority shareholders of subsidiaries                              (1,338)              (554)
     Preferred stock redemptions                                                             0               (935)
     Dividends paid                                                                     (4,103)            (2,134)
                                                                                  -------------       ------------

                          Cash flows used in financing activities                       (6,023)            (1,735)
                                                                                  -------------       ------------

Net increase in cash and cash equivalents                                                3,942              1,154
Cash and cash equivalents at beginning of period                                         8,654              6,869
                                                                                  -------------       ------------

Cash and cash equivalents at end of period                                      $       12,596      $       8,023
                                                                                  -------------       ------------
                                                                                  -------------       ------------



          The accompanying notes are an integral part of the condensed consolidated financial statements.

                          ROV LIMITED AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.     BASIS OF FINANCIAL STATEMENT PRESENTATION

       In management's opinion, the accompanying unaudited interim condensed consolidated financial statements of ROV Limited and Subsidiaries (the "Company") contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Company's financial position, the results of its operations and its cash flows.

       The accompanying unaudited interim condensed consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, certain information and disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The interim condensed consolidated financial statements should be read in conjunction with the Consolidated Financial Statements and the Notes to the Consolidated Financial Statements for the years ended December 31, 1998, 1997 and 1996.

       The accounting policies followed for interim financial reporting are the same as those disclosed in Note 2 of the Notes to Consolidated Financial Statements for the years ended December 31, 1998, 1997 and 1996.

2.     USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The Company's management uses estimates primarily with respect to the allowance for doubtful accounts and the useful lives of property, plant and equipment. Actual results could differ from those estimates.

3.     EARNINGS PER SHARE

       Earnings per share have been calculated in accordance with Statement of Financial Accounting (SFAS) No. 128, "Earnings per share". Basic earnings per share is computed by dividing the earnings available to common stockholders by the weighted average number of common shares outstanding. For the nine months ended June 25, 1999 and June 26, 1998, there were no common stock equivalents. Accordingly, basic and diluted earnings per share are equivalent.

                          ROV LIMITED AND SUBSIDIARIES
         NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                   (UNAUDITED)

3.     EARNINGS PER SHARE, CONTINUED

       A reconciliation of the Company's net income to income available to common shareholders follows:


       For the six months ended (unaudited):                                         June 25,            June 26,
                                                                                        1999                1998
                                                                                   ------------        ------------

       Net Income                                                                  $      4,477        $      4,000
       Dividends on preferred shares                                                          -                (229)
                                                                                   ------------        ------------

       Income available to common stock shareholders                               $      4,477        $      3,771
                                                                                   ------------        ------------
                                                                                   ------------        ------------




       For the nine months ended (unaudited):                                        June 25,            June 26,
                                                                                        1999                1998
                                                                                   ------------        ------------

       Net Income                                                                  $      7,822        $      7,154
       Dividends on preferred shares                                                       (166)               (229)
                                                                                   ------------        ------------

       Income available to common stock shareholders                               $      7,656        $      6,925
                                                                                   ------------        ------------
                                                                                   ------------        ------------


4.     INVENTORIES

       Inventories consisted of the following:


                                                                                   June 25,
                                                                                      1999              Dec 31,
                                                                                  (Unaudited)            1998
                                                                               ----------------     ---------------

       Raw materials                                                           $          6,264     $         7,713
       Work-in-process                                                                    1,195               1,092
       Finished goods                                                                     7,452               5,910
                                                                               ----------------     ---------------

                                                                               $         14,911     $        14,715
                                                                               ----------------     ---------------
                                                                               ----------------     ---------------


5.     GEOGRAPHICAL INFORMATION

       The Company's management assesses its operations according to geographic areas. Included in Central America are the Company's operations in Guatemala, Honduras, El Salvador and Costa Rica. The following represents geographic information of the Company for the six and nine month periods ended June 25, 1999 and June 26, 1998:

       Revenues from external customers:


       For the six months ended (unaudited):                                         June 25,            June 26,
                                                                                        1999                1998
                                                                                   ------------        ------------

       Mexico                                                                      $      8,679        $     10,171
       Dominican Republic                                                                 6,654               7,477
       Central America                                                                   20,566              20,083
       Other                                                                              7,788               8,138
                                                                                   ------------        ------------

                                                                                   $     43,687        $     45,869
                                                                                   ------------        ------------
                                                                                   ------------        ------------




       For the nine months ended (unaudited):                                        June 25,            June 26,
                                                                                        1999                1998
                                                                                   ------------        ------------

       Mexico                                                                      $     14,763        $     17,842
       Dominican Republic                                                                11,322              11,152
       Central America                                                                   33,809              32,223
       Other                                                                             13,445              11,482
                                                                                   ------------        ------------

                                                                                   $     73,339        $     72,699
                                                                                   ------------        ------------
                                                                                   ------------        ------------


6.     SUBSEQUENT EVENT

       On August 9, 1999, ROV Limited sold to Rayovac Corporation, for approximately $140 million, substantially all of its business and its rights to use the "Ray-O-Vac" trademark.

       In connection with the sale, on August 10, 1999, ROV Limited paid $3,250 to the shareholder of the Class G preferred shares for its consent to and approval of the sale. On August 12, 1999, ROV Limited repurchased all of the outstanding Class G preferred shares for $2,759, of which $1,379 was paid in cash and the balance of $1,380 is payable in two equal installments on April 30, 2002 and October 31, 2003. Interest, at 6% per annum, is payable quarterly.

       On August 13, 1999, the Class A and Class E Common Shareholders resolved to liquidate and dissolve the Company by April 15, 2000.